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                                                                    EXHIBIT 23.1




                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statement Nos. 333-46118, 333-80265, 333-03035, 33-66536, 33-35609, 33-31442,
33-21878 and 2-96838 of Coherent, Inc. on Forms S-8 of our report dated October 30, 2000 appearing in this Annual Report on Form 10-K of Coherent, Inc. for the year ended September 30, 2000.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
December 13, 2000